FARM BUREAU LIFE INSURANCE COMPANY

Farm Bureau Life Variable Account

Supplement Dated May 13, 2021

to the Prospectus for

Variable Universal Life Insurance Policy

(Dated May 1, 2009)

This Supplement updates certain information contained in your Prospectus, as previously supplemented, regarding investment options available under your Variable Universal Life Insurance Policy (the “Policy”). Please read this Supplement carefully and retain it with your Prospectus for future reference.

The Board of Trustees of Columbia Funds Variable Insurance Trust has approved the suspension of the offering and sale of shares (the “Suspension”) of the Columbia Variable Portfolio — Small Company Growth Fund (the “Portfolio”), effective June 1, 2021 (the “Suspension Date”).  As a result, the Columbia Small Company Growth Fund Subaccount under the Policy (the “Small Company Growth Subaccount”), which invests in the Portfolio, will also suspend new investment allocations.  The information below relates to the Suspension and your Policy.

•                  Prior to the Suspension Date, Owners may continue to allocate premium and transfer Accumulated Value to the Small Company Growth Subaccount until 3:00 p.m. central time on May 28, 2021.

•                  Any order to allocate premium and transfer Accumulated Value to the Small Company Growth Subaccount received by Farm Bureau Life Insurance Company (the “Company”) at or after 3:00 p.m. central time on May 28, 2021 will be refused and any premium received with the order will be returned to the Owner without interest.

•                  On or after the Suspension Date, any Accumulated Value an Owner has in the Small Company Growth Subaccount can remain in the Small Company Growth Subaccount unless the Owner orders the transfer or withdrawal of the Accumulated Value from the Small Company Growth Subaccount.

Beginning at 3:00 p.m. central time on May 28, 2021, if your instructions for automatic asset rebalancing or dollar cost averaging transfers provide for the allocation of Accumulated Value to the Small Company Growth Subaccount, your instructions will not be given effect and your participation in the program(s) will be suspended until you provide the Company with new written instructions on our required form.  You may request a copy of the form to change your instructions for automatic asset rebalancing or dollar cost averaging transfers by contacting our Home Office toll free at 1-800-247-4170.

The Company will provide further information as necessary about the Small Company Growth Subaccount.  For additional details regarding changes to the Portfolio, please refer to the Portfolio’s prospectus.

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If you have any questions about the suspension of new investment allocations to the Small Company Growth Subaccount, or if you wish to obtain a prospectus for the Portfolio or any other portfolio investment option available under the Policy, please do not hesitate to contact our Home Office toll free at 1-800-247-4170.